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                                                                   EXHIBIT 10.16


THIS STOCK PURCHASE WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


                                                             FT. PIERCE, FLORIDA
                                               GRANTED:  AS OF DECEMBER 19, 1996

                      THIS STOCK PURCHASE WARRANT EXPIRES
                         IF NOT EXERCISED ON OR BEFORE
                    5:00 P.M., MIAMI TIME, DECEMBER 18, 1999

                             Stock Purchase Warrant
                   To Purchase 300,000 Shares of Common Stock
                           par value $.001 per share
                                       of
                         PRO TECH COMMUNICATIONS, INC.


         THIS IS TO CERTIFY that Harvey M. Burstein ("Burstein") is entitled upon the due exercise hereof at any time during the Exercise Period (as hereinafter defined) to purchase from PRO TECH COMMUNICATIONS, INC. (the "Company"), up to three hundred thousand (300,000) duly authorized, validly issued, fully paid and non-assessable shares of common stock, par value $.001 per share, at a price of One Dollar and Fifty Cents ($1.50) (the "Exercise Price") (subject to adjustment as provided herein) for each share of such common stock so purchased and to exercise the other rights, powers and privileges hereinafter provided, all on the terms and conditions and pursuant to the provisions hereinafter set forth.


                                   ARTICLE I

                                  DEFINITIONS

         The terms defined in this Article I, whenever used in this Stock Purchase Warrant, shall have the respective meanings hereinafter specified. Whenever used in this Stock Purchase Warrant, any noun or pronoun shall be deemed to include both the singular and plural and to cover all genders.

         "Common Stock" means the Company's authorized common stock, par value $.001 per share.

         "Company" means Pro Tech Communications, Inc., and any successor corporation.
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         "Exercise Period" means the period commencing on December 19, 1996 and terminating at 5:00 p.m., Miami time, on December 18, 1999, or such time as otherwise provided herein.


         "Exercise Price" means One Dollar and Fifty Cents ($1.50) per share, as such price may be adjusted from time to time pursuant to Article V.

         "Burstein" means Harvey M. Burstein.

         "Person" means an individual, a corporation, a joint venture, a general or limited partnership, a trust, an unincorporated organization or a government or any agency or political subdivision thereof.

         "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, all as the same shall be in effect from time to time.

         "Stock Purchase Warrant(s)" means this Stock Purchase Warrant.

         "Warrant Shares" means shares of Common Stock issued upon the exercise of this Stock Purchase Warrant.

                                   ARTICLE II

              NUMBER OF SHARES; EXERCISE OF STOCK PURCHASE WARRANT

         2.1. Number of Shares. This Stock Purchase Warrant shall entitle Burstein to subscribe to and purchase up to three hundred thousand (300,000) shares of Common Stock.

         2.2. Right to Exercise. Subject to the provisions contained in this Stock Purchase Warrant and upon compliance with the conditions of this
Article II, Burstein shall have the right at any time and from time to time during the Exercise Period to exercise this Stock Purchase Warrant in whole or in portions.

         2.3. Notice of Exercise; Issuance of Common Stock. To exercise this Stock Purchase Warrant, Burstein shall deliver to the Company (a) a Notice of Exercise substantially in the form attached hereto, duly executed by Burstein, (b) an amount equal to the aggregate Exercise Price for the shares of Common Stock purchased upon due exercise of this Stock Purchase Warrant, (c) this Stock Purchase Warrant and (d) a certificate executed by Burstein certifying that attached thereto is a true and correct copy of the resolutions or authorizations of the appropriate directors, owners or otherwise, approving and authorizing the exercise of this Stock Purchase Warrant and the purchase of the Warrant Shares.

                    Payment of the Exercise Price shall be made, at the option of Burstein, (i) by wire transfer of immediately available funds to an account in a bank located in the United States designated in writing for such purpose by the Company or (ii) by certified or official bank check payable to the order of the Company and drawn on a member of the Chicago or





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New York Clearing House.  Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within seven (7) business days thereafter, cause to be issued and delivered to Burstein, a certificate representing the aggregate number of duly authorized, validly issued, fully paid and non-assessable shares of Common Stock purchased pursuant to the exercise of this Stock Purchase Warrant registered in the name of Burstein. The certificates representing such Warrant Shares shall bear the following legend:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF WITHOUT REGISTRATION UNDER SUCH ACT OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

                    Notwithstanding anything contained herein to the contrary, this Stock Purchase Warrant may not be exercised if the issuance of the shares of Common Stock upon such exercise would constitute a violation of any applicable federal or state securities or other applicable laws or regulations. As a condition to the exercise of this Stock Purchase Warrant, the Company may require Burstein to make such representations and agree to such covenants as may be required by any applicable law or regulation.

                    This Stock Purchase Warrant shall be deemed to have been exercised and such certificate shall be deemed to have been issued, and Burstein shall be deemed to have become the holder of record of such Warrant Shares for all purposes as of the close of business on the date the Notice of Exercise, together with payment and a certificate as herein provided and this Stock Purchase Warrant, are received by the Company.

         2.4. Balance of Stock Purchase Warrant Certificate. Upon exercise of this Stock Purchase Warrant in part rather than in whole, the Company shall execute and deliver to Burstein a new Stock Purchase Warrant certificate of like tenor evidencing the unexercised portion of the Stock Purchase Warrant and otherwise in all respects identical with this Stock Purchase Warrant.

                                  ARTICLE III

                                  REGISTRATION

         3.1. Registration; Ownership. The Company will keep a register in which, subject to such reasonable regulations as it may prescribe, the Company will provide for the registration of ownership of this Stock Purchase Warrant. The Company will not at any time, except upon the dissolution, liquidation or winding up of the Company, close such register so as to result in preventing or delaying the exercise of this Stock Purchase Warrant.

         3.2. Replacement of Stock Purchase Warrant. Upon receipt by the Company of evidence satisfactory to it, in the exercise of reasonable discretion, of the ownership of and the loss, theft, destruction or mutilation of any Stock Purchase Warrant and, in case of loss, theft





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or destruction, the written agreement of Burstein to indemnify the Company against any resulting loss or expense or in case of mutilation upon surrender and cancellation of such Stock Purchase Warrant, the Company will execute and deliver in lieu thereof, a new Stock Purchase Warrant of like tenor.


                                   ARTICLE IV

                           NO ASSIGNMENT OR TRANSFER

         Burstein shall not assign or transfer any of its rights under this Stock Purchase Warrant. Any purported assignment or transfer of this Stock Purchase Warrant in violation of this Article IV shall be void.


                                   ARTICLE V

                              ADJUSTMENT OF SHARES

         In the event of any increase or decrease in the number of shares of Common Stock outstanding by reason of a stock split or reverse stock split, the number of shares of Common Stock issuable upon the exercise of this Stock Purchase Warrant and the Exercise Price shall be appropriately adjusted. The number of shares of Common Stock issuable upon the exercise of this Stock Purchase Warrant after such stock split or reverse stock split shall be equal to an amount that Burstein would have been entitled to, had the Stock Purchase Warrant been exercised immediately prior to the stock split or reverse stock split.

         In the event that the Company shall at any time increase its outstanding shares of Common Stock into a greater number of shares of Common Stock by reason of a stock split, the Exercise Price in effect immediately prior to such increase shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be reduced into a smaller number of shares of Common Stock by reason of a reverse stock split, the Exercise Price in effect immediately prior to such reduction shall be proportionately increased, calculated by dividing (i) the product of the total number of shares of Common Stock outstanding prior to the stock split or reverse stock split, multiplied by the Exercise Price, by (ii) the total number of shares of Common Stock outstanding after the stock split or reverse stock split.





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                                   ARTICLE VI

                              REGISTRATION RIGHTS

         The Company grants Burstein the following rights to have the Warrant Shares registered under the Securities Act:

         6.1 Piggy-back Registration Rights. If, at any time during the Exercise Period, the Company proposes to register any class of equity security on any form for the general registration of securities under the Securities Act (other than a registration form relating to a registration of a stock option, stock purchase or compensation or incentive plan or of stock issued or issuable pursuant to any such plan, or a dividend investment plan, a registration of stock proposed to be issued in exchange for securities or assets of, or in connection with the merger or consolidation with, another corporation or a registration of stock proposed to be issued in exchange for other securities of the Company), then the Company shall give prompt written notice thereof to Burstein and, upon the written request of Burstein made within ten (10) days after the receipt of such notice, the Company shall use its best efforts to effect as part of such registration the registration under the Securities Act of that number of the Warrant Shares which Burstein requests the Company to register, provided that the managing underwriter of the Company's public offering, if any, shall be of the opinion that the inclusion in such registration of such number of Warrant Shares will not interfere with the successful marketing of all of the Company's securities being registered. If a managing underwriting requests Burstein to reduce in whole or in part the number of Warrant Shares, if any, sought to be registered by Burstein, Burstein shall comply with the request of the managing underwriter. In connection with any registration pursuant to this Section 6.1, Burstein shall provide the Company with such information regarding himself and the distribution of the Warrant Shares as the Company and the managing underwriter, if any, shall reasonably request. The Company shall pay all costs and expenses incident to the Company's registration of Burstein's Warrant Shares pursuant to this
Section 6.1, except the attorneys' fees and expenses of Burstein. The Company shall not be obligated to effect registration under the Securities Act pursuant to this Section 6.1 on more than one occasion. Within five (5) business days after the Securities and Exchange Commission (the "Commission") declares the Company's registration statement to be effective, Burstein shall exercise this Stock Purchase Warrant in full and shall pay to the Company the full Exercise Price therefor.

         6.2 Demand Registration Rights. During the Exercise Period, Burstein shall have the following demand registration rights, subject to the conditions contained in this Section 6.2:

                    (a) Registration Request. At any time during the Exercise Period and as soon as reasonably practicable upon the written request of Burstein, the Company shall proceed to file with the Commission a registration statement under the Securities Act on any appropriate form as the Company shall select covering the Warrant Shares. The Company shall use its best efforts to cause such registration statement to become effective as soon as reasonably practicable following such request; provided, however, that the Company shall not be required (i) to file a registration statement on more than one occasion or (ii) to file any





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registration statement during any period of time (not to exceed 180 days) when the Company is contemplating an underwritten offering of its shares of equity securities and, in the judgment of the managing underwriter thereof, such filing would have a material adverse effect on the contemplated offering.

                    (b) Information and Costs. Burstein shall provide the Company with such information with respect to the Warrant Shares to be sold, the plans for the proposed distribution thereof, and such other information as shall in the opinion of counsel for the Company be necessary to enable the Company to include in such registration statement (or any amendment or supplement thereto) all material facts required to be disclosed with respect to Burstein. The Company shall bear the costs of such registration, including, but not limited to, all registration and filing fees, and printing expenses. Notwithstanding the foregoing, Burstein shall pay the fees and disbursements of his own counsel and any underwriting fees and selling commissions applicable to the Warrant Shares sold by Burstein.

                    (c) Financial Statements. The Company shall not be required to furnish any audited financial statements at the request of Burstein other than those statements customarily prepared at the end of its fiscal year, unless (i) Burstein shall agree to reimburse the Company for the out-of-pocket expenses incurred by the Company in the preparation of such other audited financial statements or (ii) such other audited financial statements are to be required by the Commission as a condition to ordering a registration statement effective under the Securities Act.

                    (d) The Company's Obligation to Maintain the Registration Statement Current. The Company shall be required to maintain the registration statement covering the Warrant Shares current until the earlier to occur of (i) the sale of all of the Warrant Shares or (ii) twelve (12) months from the date that the registration statement covering the Warrant Shares was declared effective by the Commission.

                    (e) Exercise of Warrant Shares. Within five (5) business days after the registration statement covering the Warrant Shares is declared effective by the Commission, Burstein shall exercise this Stock Purchase Warrant in full and shall pay the full Exercise Price to the Company therefor.

                                  ARTICLE VII

                                 MISCELLANEOUS

         7.1. Nonwaiver. No course of dealing or any delay or failure to exercise any right hereunder on the part of Burstein or the Company shall operate as a waiver of such right or otherwise prejudice the rights, powers or remedies of Burstein or the Company.

         7.2. Notice Generally. Any notice, demand or delivery to be made pursuant to or in connection with this Stock Purchase Warrant shall be sufficiently given or made if sent by first class mail, postage prepaid, addressed to (a) Burstein at its last known address appearing on the books or register of the Company maintained for such purpose or (b) the Company





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at 3311 Industrial 25th Street, Ft. Pierce, Florida 34946.  Burstein and the
Company may each designate a different address by written notice to the other pursuant to this Section 7.2.

         7.3. Payment of Certain Expenses. Except as otherwise provided in this Stock Purchase Warrant, the Company and Burstein shall each pay their respective expenses in connection with, and all taxes and other governmental charges that may be imposed in respect of, the issue, sale and delivery of the shares of Common Stock issuable upon the exercise of this Stock Purchase Warrant.

         7.4. Amendment. This Stock Purchase Warrant may not be modified or amended except by written agreement duly executed by the Company and Burstein.

         7.5. Headings. The headings of the Articles and Sections of this Stock Purchase Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Stock Purchase Warrant.

         7.6 Governing Law. This Stock Purchase Warrant shall be governed by the laws of the State of Florida without reference to the conflict of laws principles thereof.



Date of Grant:  As of December 19, 1996

                                       Pro Tech Communications, Inc.



                                       By:/s/ Keith Larkin
                                          -------------------------------------
                                       Name:  Keith Larkin
                                       Title: Chief Executive Officer

     The undersigned agrees to comply with the terms and conditions contained herein.

                                       /s/ Harvey M. Burstein
                                       ----------------------------------------
                                       Harvey M. Burstein






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                                -----------------
                                      Date

Pro Tech Communications, Inc.
3311 Industrial 25th Street
Ft. Pierce, Florida 34946

Re:  Exercise of Stock Purchase Warrant

Dear Sir:

         Please be advised that pursuant to the Stock Purchase Warrant Agreement ("Agreement"), granted as of December 19, 1996, by Pro Tech Communications, Inc. (the "Company") to the undersigned, the undersigned hereby exercises the Stock Purchase Warrant in the amount of ______________ shares of common stock of the Company and herewith tenders its cashier's check or certified check to the Company in the amount of ______________________________ ($__________) in payment for such shares of common stock. Capitalized terms not otherwise defined herein are defined as set forth in the Agreement.

         The undersigned requests _______ stock certificates for such shares issued in the name of ______________________ whose address is _________________
and whose social security number is __________________.

         The undersigned hereby acknowledges, warrants and represents the following:

         (1) The undersigned's acknowledgements, representations, warranties and agreements contained in the Agreement are true, complete and accurate as of the date of this letter.

         (2) The Stock Purchase Warrant is presently exercisable and as such, has vested and has not expired.

         (3) The undersigned is presently and has been in full compliance with all the terms, conditions and provisions of the Agreement.

                                                      Sincerely,




                                                      -------------------------








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